UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)    December 28, 2006   (December 27, 2006)
Park National Corporation

(Exact name of registrant as specified in its charter)

Ohio	1-13006	31-1179518

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

50 North Third Street, P.O. Box 3500, Newark, Ohio	43058-3500

(Address of principal executive offices)	(Zip Code)
(740) 349-8451

(Registrant’s telephone number, including area code)
Not Applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 — Corporate Governance and Management
Item 5.02 — Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
(a)	Not applicable

(b)	Not applicable

(c)	Not applicable

(d)	Not applicable
(e)	The Compensation Committee of the Board of Directors of Park National Corporation (“Park”) met on December 27, 2006 to determine the 2007 salary and 2006 incentive compensation for Park’s executive officers, including Park’s principal executive officer and Park’s principal financial officer. The following schedule indicates the 2007 salary for each of Park’s executive officers.
•	C. Daniel DeLawder, Chairman and Chief Executive Officer of Park (principal executive officer of Park); Chairman and Chief Executive Officer of Park National Bank (“PNB”):

2006 Salary	Increase	Percentage Change	2007 Salary
$464,240	$9,285	2.0%	$473,525
•	David L. Trautman, President and Secretary of Park; President of PNB:

2006 Salary	Increase	Percentage Change	2007 Salary
$307,108	$6,142	2.0%	$313,250
•	John W. Kozak, Chief Financial Officer of Park (principal financial officer of Park); Senior Vice President and Chief Financial Officer of PNB:

2006 Salary	Increase	Percentage Change	2007 Salary
$200,500	$13,955	7.0%	$214,455
The following schedule indicates the 2006 incentive compensation for each of Park’s executive officers.

•	C. Daniel DeLawder

2005 Incentive Compensation	Increase	Percentage Change	2006 Incentive Compensation
$464,240	$9,285	2.0%	$473,525
•	David L. Trautman

2005 Incentive Compensation	Increase	Percentage Change	2006 Incentive Compensation
$307,108	$6,142	2.0%	$313,250
•	John W. Kozak

2005 Incentive Compensation	Decrease	Percentage Change	2006 Incentive Compensation
$220,000	<$5,545>	<2.5%>	$214,455
The 2007 salary is effective January 1, 2007 and the 2006 incentive compensation is expected to be paid on January 26, 2007. Mr. DeLawder and Mr. Trautman will not have the use of company-owned automobiles in 2007, but will receive an automobile allowance of $745 per month in 2007. Mr. DeLawder had the use of a company-owned automobile for all of 2006 and, accordingly, did not receive a monthly automobile allowance in 2006. Mr. Trautman had the use of a company-owned automobile for the first six months of 2006 and, accordingly, received a $745 monthly automobile allowance for the last six months of 2006.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARK NATIONAL CORPORATION

Dated: December 28, 2006	By:	/s/ John W. Kozak

John W. Kozak Chief Financial Officer

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